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                                                                   EXHIBIT 10.74

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND REGULATIONS PROMULGATED THEREUNDER AND APPLICABLE STATE SECURITIES LAWS.

                                  RESIDUAL NOTE

$ ____________                                           December __, 1999


            FOR VALUE RECEIVED, KNOLOGY, Inc., a Delaware corporation (the "MAKER"), promises to pay to the order of InterCall, Inc., a Delaware corporation, or assigns (the "HOLDER"), at 1211 O.G. Skinner Drive, West Point, Georgia 31833, or at such other place as the Holder of this Note may from time to time designate, the maximum principal amount of up to ___________________ Dollars ($_____________), together with accrued and unpaid interest thereon, as follows:

            Within five (5) business days after each receipt by the Maker of any exercise price payable under any option to purchase shares of the Maker's Series A Preferred Stock, par value $.01 per share, issued to the Holder upon the conversion of the Line of Credit Note dated December 22, 1999 by the Maker for the benefit of the Holder ("OPTION") (whether or not the Holder is then the owner of such Options), that is exercised, the Maker shall pay to the Holder an amount equal to such exercise price, together with accrued and unpaid interest on such amount (from the date of receipt thereof by the Maker) at the rate of eleven and seven-eighths percent (11.875%) per annum. If any Option expires or terminates in whole or in part without being exercised, the principal amount of this Note shall be reduced by the aggregate exercise price of such expired or terminated Option or part thereof.

            This Note may be prepaid in whole or in part only with the prior written consent of the Holder.

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            All payments hereunder shall be made in lawful money of the United
States of America, without offset.

            In the event that any exercise price payable under any exercised Option received by the Maker, any interest on such exercise price or any other sum due hereunder is not paid when due and payable, all of such amounts shall, as the sole remedy of the Holder in connection with such failure to pay, bear interest at the rate of thirteen and seven-eighths percent (13.875%) per annum from the date when such payment was due and payable until the date of payment in full thereof, which rate shall commence, without notice, immediately upon the date when such payment was due and payable.

            The Maker promises to pay all costs and expenses (including without limitation reasonable attorneys' fees and disbursements) incurred in connection with the collection hereof, and to perform each and every covenant or agreement to be performed by the Maker under this Note.

            Any payment on this Note coming due on a Saturday, a Sunday, or a day which is a legal holiday in the place at which a payment is to be made hereunder shall be made on the next succeeding day which is a business day in such place, and any such extension of the time of payment shall be included in the computation of interest hereunder.

            The Maker hereby waives presentment, protest, demand, notice of dishonor, and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due dates of this Note, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Note, and no delay in enforcement of this Note or in exercising any right or power hereunder, shall affect the liability of the Maker.

            No single or partial exercise by the Holder of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other rights or remedies.

            Whenever used herein, the words "Maker" and "Holder" shall be deemed to include their respective successors and assigns.

            This Note shall be governed by and construed under and in accordance with the laws of the State of Georgia (but not including the choice of law rules thereof).

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            IN WITNESS WHEREOF, the undersigned has duly executed this Note, or has caused this Note to be duly executed on its behalf, as of the day and year first hereinabove set forth.

                                          KNOLOGY, INC.

                                          By:
                                             ----------------------------
                                              Name:
                                              Title:



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